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                                                                    EXHIBIT 21.1

           List of Subsidiaries of Dispatch Management Services Corp.

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Subsidiary                                                                 State of Incorporation
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
Dispatch Management Services New York Corp.                                     New York
Road Management Services of New York City, Inc.                                 Delaware
Dispatch Management Services Acquisition Corp.                                  Delaware
Road Management Services of Phoenix, Inc.                                       Delaware
Road Management Services of Washington, D.C., Inc.                              Delaware
Road Management Services of Atlanta, Inc.                                       Delaware
Road Management Services of Detroit, Inc.                                       Delaware
Road Management Services of Houston, Inc.                                       Delaware
Road Management Services of Boston, Inc.                                        Delaware
Road Management Services of Chicago, Inc.                                       Delaware
Road Management Services of Dallas, Inc.                                        Delaware
Road Management Services of Philadelphia, Inc.                                  Delaware
Road Management Services of Seattle, Inc.                                       Delaware
Road Management Services of Denver, Inc.                                        Delaware
Road Management Services of Portland, Inc.                                      Delaware
Road Management Services of New Hampshire, Inc.                                 Delaware
Road Management Services of Minneapolis, Inc.                                   Delaware
Road Management Services of Charlotte, Inc.                                     Delaware
Road Management Services of Nashville, Inc.                                     Delaware
Dispatch Management Services San Francisco Corp.                                Delaware
Road Management Services of San Francisco, Inc.                                 Delaware
Road Management Services of Los Angeles, Inc.                                   Delaware
Road Management Services Corporation                                            Delaware
Statetip Limited                                                                England and Wales
Balmerino Holding Limited                                                       New Zealand
Road Management Services of New Jersey, Inc.                                    Delaware
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